                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               January 14, 2004
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                  1-7182                13-2740599
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            (State or Other            (Commission          (I.R.S. Employer
            Jurisdiction of            File Number)        Identification No.)
            Incorporation)

4 World Financial Center, New York, New York                       10080
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:             (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

On January 14, 2004, Merrill Lynch said that it had sent an internal communication to employees alluding to Merrill Lynch's expected financial results for the year 2003. Merrill Lynch said it expects to report record full-year net earnings. The previous record full-year net earnings were $3.784 billion, reported in 2000. Merrill Lynch plans to announce 2003 earnings on Wednesday, January 21, 2004.

                                   *   *  *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              MERRILL LYNCH & CO., INC.
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                                                    (Registrant)




                                        By:  /s/ Judith A. Witterschein
                                           -------------------------------------
                                                 Judith A. Witterschein
                                                 Corporate Secretary

Date: January 14, 2004

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